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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  July 26, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


         MARYLAND                                    000-50398                               20-0118736
(State or other jurisdiction                 (Commission File Number)           (I.R.S. Employer Identification No.)
of incorporation)

                               8 SOUND SHORE DRIVE
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275





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ITEM 5.       OTHER EVENTS.

         On July 26, 2004, Technology Investment Capital Corp. issued a press release announcing that it has completed a $10 million debt transaction with The Endurance International Group. The text of the press release is included as an exhibit to this Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.


                  EXHIBIT NO.                DESCRIPTION
                  -----------                -----------
                  99.1                       Press release dated July 26, 2004










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 29, 2004                     TECHNOLOGY INVESTMENT CAPITAL CORP.


                                           By: /s/ Saul B. Rosenthal
                                               ------------------------------
                                               Saul B. Rosenthal
                                               Chief Operating Officer